                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 6, 2002


                          CHARTER COMMUNICATIONS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                    Delaware
          ------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

              000-27927                                43-1857213
       ------------------------          ---------------------------------------
       (Commission File Number)          (I.R.S. Employer Identification Number)


        12405 Powerscourt Drive
         St. Louis, Missouri                           63131
      ----------------------------------------       -----------
      (Address of Principal Executive Offices)       (Zip Code)

                                 (314) 965-0555
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER ITEMS.

         On July 31, 2002, a purported class action lawsuit was filed in the United States District Court for the Central District of California against Charter Communications, Inc. and certain of its executive officers on behalf of purchasers of securities of Charter Communications, Inc. from November 9, 1999 through July 17, 2002. The complaint alleges that Charter Communications, Inc. and certain of its executive officers violated federal securities laws by issuing materially false and misleading statements relating to the financial performance of Charter Communications, Inc. Charter Communications, Inc. believes that the lawsuit is without merit and intends to vigorously defend the action.

         On August 6, 2002, Charter Communications, Inc. issued a press release announcing its results for the second quarter ended June 30, 2002. The full text of the press release, which is set forth in Exhibit 99.1 hereto, is filed and incorporated in this Report as if fully set forth herein, except for (1) the second paragraph, in its entirety; (2) under the heading "Second Quarter Financial Highlights", the second and third sentences; (3) under the heading "Demand for Advanced Services Continues", the last two sentences of the second paragraph and the third paragraph, in its entirety; and (4) under the heading "Looking Ahead", both paragraphs, in their entirety.

ITEM 7. EXHIBITS.

99.1 Press release dated August 6, 2002. *

* filed herewith

ITEM 9. REGULATION FD DISCLOSURE

         The following portions of the press release, appearing in Exhibit 99.1 hereto, are not filed but are furnished pursuant to Regulation FD: (1) the second paragraph, in its entirety; (2) under the heading "Second Quarter Financial Highlights", the second and third sentences; (3) under the heading "Demand for Advanced Services Continues", the last two sentences of the second paragraph and the third paragraph, in its entirety; and (4) under the heading "Looking Ahead", both paragraphs, in their entirety.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS:

         This Report includes forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies and prospects, both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Many of the forward-looking statements contained in this Report may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated" and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this Report are set forth in this Report and in reports or documents that we file from time to time with the United States Securities and Exchange Commission or the SEC, and include, but are not limited to: our plans to achieve growth by offering advanced products and services; our anticipated capital expenditures for our upgrades and new equipment and facilities; our ability to fund capital expenditures and any future acquisitions; the effects of governmental regulation on our business; our ability to compete effectively in a highly competitive and changing environment; our ability to sustain basic customers; our ability to obtain programming as needed and at reasonable prices; our ability to continue to do business with existing vendors, particularly high-tech companies that do not have a long operating history; and general business and economic conditions, particularly in light of the uncertainty stemming from the armed conflict related to the September 11, 2001 terrorist activities in the United States.

         All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no obligation to update any of the forward-looking statements after the date of this Report to conform these statements to actual results or to changes in our expectations.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHARTER COMMUNICATIONS, INC.,
                                       -----------------------------------------
                                       Registrant



Dated: August 6, 2002                  By: /s/ Kent D. Kalkwarf
                                           -------------------------------------
                                       Name: Kent D. Kalkwarf
                                       Title: Executive Vice President and Chief
                                       Financial Officer (Principal Financial
                                       Officer)

EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
------   -----------
99.1     Press release dated August 6, 2002.